Exhibit 99.3

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

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In re:

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Case No. 03-15299 (PSH)

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EAGLE FOOD CENTERS, INC.

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(Jointly Administered)

et al.,

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Chapter 11

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Debtors.

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Hon. Pamela S. Hollis

NOTICE OF HEARING ON DISCLOSURE STATEMENT
ON JANUARY 29, 2004

PLEASE TAKE NOTICE that:

1.             On December 22, 2003, Eagle Food Centers, Inc. (“Eagle Foods”) and four of its subsidiaries and affiliates (the “Affiliate Debtors”), the debtors and debtors-in-possession in the above captioned cases (collectively the “Debtors”) filed their Joint Plan of Liquidation of Eagle Food Centers, Inc., and Its Affiliated Debtors and Debtors In Possession, dated December 22, 2003 (as subsequently amended, supplemented, or otherwise modified, the “Plan”), and their Disclosure Statement with respect to the Plan (as subsequently amended, supplemented, or otherwise modified, the “Disclosure Statement”).

2.             A hearing to (i) consider the approval of the Disclosure Statement; (ii) establish a record date, voting deadlines and procedures for temporary allowance of certain claims with respect to voting on the Plan; (iii) approve procedures for filing objections to the Plan; (iv) approve solicitation procedures for confirmation of the Plan; and (v) establish a hearing date to consider confirmation of the Plan, pursuant to 11 U.S.C. § 1125 and Rule 3017 of the Federal Rules of Bankruptcy Procedure (the “Disclosure Statement hearing”) will be held on January 29, 2004 at 11:00 a.m. Prevailing Central Time before Judge Pamela Hollis in the United Sates Bankruptcy Court for the Northern District of Illinois, Eastern Division (the “Court”), Everett McKinley Dirksen Courthouse, 219 South Dearborn Street, Chicago, Illinois 60604, Courtroom 644.

3.             Objections, if any, to the approval of the Disclosure Statement must: (i) be in writing; (ii) state the name and address of the objecting party and the nature of the claim or interest of such party; (iii) state with particularity the basis and nature of any objection or proposed modification, including suggested language to be added or existing language to be amended or deleted; and (iv) be filed, together with proof of service with the Court and served so that they are received no later than 4:00 p.m. Prevailing Central Time on January 22, 2004 on the following parties (collectively, the “Notice Parties”):

Counsel for the Debtors

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive, Suite 2100
Chicago, Illinois 60606
Attn: George N. Panagakis, Esq.

United States Trustee

The Office of the United States Trustee
227 West Monroe, Suite 3350
Chicago, Illinois 60606
Attn: M. Gretchen Silver, Esq.

Counsel for the Creditors’ Committee

Foley & Lardner
321 N. Clark Street
Suite 2100
Chicago, IL 60610
Attn: William J. McKenna, Esq.

4.             In accordance with Rule 3017(a) of the Federal Rules of Bankruptcy Procedure, requests for a copy of the Disclosure Statement and the Plan by parties in interest must be made in writing to:

Logan & Company, Inc.
Attn: Eagle Food Centers, Inc., et al.
546 Valley Road
Upper Montclair, New Jersey 07043

In addition, the Disclosure Statement and Plan are available on Logan & Company, Inc.’s Web site at: www.loganandco.com.  Finally, a copy of the Disclosure Statement and Plan is on file with the Office of the Clerk of the Court, United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, Everett McKinley Dirksen Courthouse, 219 South Dearborn Street, Chicago, Illinois 60604 and are publicly available at the Bankruptcy Court’s general website address: http://www.ilnb.uscourts.gov.

5.             This Notice is not a solicitation of acceptances or rejections of the Plan.  Acceptances may not be solicited unless and until the proposed Disclosure Statement is approved by an order of the Court.

6.             The Disclosure Statement Hearing may be continued from time to time without further notice other than the announcement of the adjourned date(s) at the Disclosure Statement Hearing or any continued hearing.

Dated: Chicago, Illinois

Respectfully Submitted,

December 22, 2003

By:
John Wm. Butler, Jr. (ARDC No. 06209373)
George N. Panagakis (ARDC No. 06205271)
Ron E. Meisler (ARDC No. 06270262)
SKADDEN, ARPS, SLATE, MEAGHER
& FLOM (ILLINOIS)
333 West Wacker Drive, Suite 2100
Chicago, Illinois 60606-1285
(312) 407-0700

Attorney for Debtors and
Debtors-in-Possession